Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Retirement Corporation (the “Company”) on Form 10-K for the year ending December 31, 2005, as filed with the Securities and Exchange Commission on February 24, 2006 (the “Report”), I, Bryan D. Richardson, Executive Vice President - Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bryan D. Richardson
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Bryan D. Richardson
Executive Vice President - Finance and
Chief Financial Officer
February 24, 2006